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                                                                    EXHIBIT 99.2

                              SAFELINE AGREEMENT

  THIS "SAFELINE AGREEMENT" (the "Agreement") is effective as of October 1, 1997 (the "EFFECTIVE DATE"), by and between ICU MEDICAL, INC., a Delaware corporation, having a principal place of business at 951 Calle Amanecer, San Clemente, California 92673 (hereinafter "ICU"), and B.BRAUN MEDICAL INC., a Pennsylvania corporation, having a principal place of business at 824 Twelfth Avenue, Bethlehem, Pennsylvania 18018-0027 (hereinafter "BBM").

                                    RECITALS

          (A)  BBM manufactures and sells SAFELINE(TM) Products;

          (B) BBM wishes to secure ICU's agreement not to assert any claims that the manufacture, sale, use, offering for sale, making or having made any SAFELINE PRODUCTS during the term of this Agreement infringed any patents of ICU;

          (C) BBM and ICU have prior agreements regarding the sharing of SAFELINE Revenues and desire to replace and supersede those prior agreements, as defined in Section 4.1.

          (D) BBM and ICU have had and are entering into a new Manufacture and Supply Agreement related to CLAVE Products and those agreements are consideration in agreeing to the terms of this SAFELINE AGREEMENT.

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                                  DEFINITIONS

     1.1 "AFFILIATE" shall mean a person or entity that directly, or indirectly through one or more intermediates, controls or is controlled by, or is under common control with, the person or entity specified.

     1.2 "BBM" shall mean B.Braun Medical Inc. and those Affiliates of BBM that market and sell SAFELINE PRODUCTS.

     1.3 "NET SALES," shall mean all revenues recognized (under generally accepted accounting principles consistently applied) by BBM on sales of SAFELINE PRODUCTS less any allowances actually taken for returns, cash discounts,
         ----
rebates, chargeback allowances, and administration fees. NET SALES shall exclude sales make to wholesalers until the time at which the final sale to the end customer is reported to BBM through BBM's standard tracing procedures,

     1.4 "REVENUE SHARING PERIOD" shall mean each calendar quarter during the term of the Agreement.

     1.5 "SAFELINE PRODUCTS" shall mean those BBM products described in Exhibit 1 and any future BBM products with injection sites that use split-septum technology, including related accessories. Such products do not include luer activated valves.

                            REVENUE SHARE AGREEMENT

     2.1 SAFELINE REVENUE SHARE. See Exhibit 2 hereof which exhibit is incorporated by reference herein.

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          2.2  Release.  ICU agrees not to assert at any time any claim, that
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the manufacture, sale, use, offering for sale, making or having made of any
SAFELINE PRODUCTS during REVENUE SHARING PERIODS for which SAFELINE REVENUE SHARE was due and paid under the Prior Agreement and under this Agreement, infringes any patents or other proprietary rights of ICU, and, except for the obligations undertaken by BBM pursuant to this Agreement and the Manufacture and Supply Agreement, dated January 1, 1998, between the parties, ICU hereby releases and forever discharges BBM (and each of its directors, officers, shareholders, employees, attorney, affiliates, agents, predecessors, successors and assigns) (collectively the "Releasees") from any and all claims, demands, liabilities, damages, actions or causes of action, costs and expenses of whatever kind or nature (whether known or unknown, suspected or unsuspected, or anticipated or unanticipated) which ICU has, had, claims to have or had or acquires against the Releasees arising at any time, which, arise out of or relate to the manufacture, sale and use of SAFELINE PRODUCTS by BBM or its predecessors, including McGaw, Inc. as used herein, REVENUE SHARING PERIODS and SAFELINE REVENUE SHARE are as defined in the Prior Agreement and in this Agreement.

          2.3  Net Sales Reports.  BBM shall calculate and report to ICU  NET
               -----------------
SALES and unit volume of SAFELINE PRODUCTS within sixty (60) days after each REVENUE SHARING PERIOD. BBM's reports shall include the calculations and amounts of the SAFELINE REVENUE SHARE. These amounts will be paid by BBM to ICU within said 60 days.

          2.4  Access to Records.  No more often than annually, and no later
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than ninety (90) days after receipt by ICU of the final report pursuant to
Section 2.3, BBM will permit an outside firm of independent certified public accountants, designated by ICU and reasonably

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acceptable to BBM, access during reasonable times to inspect such accounting books and records, as are reasonably necessary to verify the data and calculations in the reports. Said independent accounting firm shall be bound by a confidentiality agreement with BBM whereby the accounting firm may only verify to ICU that the reports are either accurate or inaccurate and the amount of the variance, if any. The fees and expenses of the accountant performing this inspection shall be paid by ICU; provided that if a determination is made that the amount paid to ICU with respect to any fiscal year was less than ninety-five percent (95%) of the amount properly due to ICU, BBM shall promptly reimburse ICU for the cost of such verification.

  2.5   Other.  The payment of the SAFELINE REVENUE SHARE contemplated by this
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Agreement shall not be construed in any manner as an admission or acknowledgment on the part of BBM that the SAFELINE PRODUCTS infringe one or more of the claims contained in any ICU patent or any other proprietary right of ICU or that any such ICU patent is valid and enforceable. Except as provided in Section 2.2 above, nothing herein shall be construed to preclude in any way ICU's right and ability to assert a claim that BBM's manufacture, sale, use, offering for sale, making or having made any product infringed one or more patents or other proprietary rights of ICU.

                               TERM AND EXTENSION
  3.1   Term.  The term of this Agreement shall be from October 1, 1997 through
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June 30, 2000.

  3.2   Extension.  The parties agree to negotiate in good faith a revenue
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sharing percentage for periods after June 30, 2000, and such percentage will be less than 8%.

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                                 MISCELLANEOUS
                                 -------------

     4.1  Entire Agreement.  This Agreement, including the Exhibits and
          ----------------
Schedules referenced herein which are attached hereto, contains the entire agreement of the parties regarding the subject matter hereof and supersedes all prior agreements, understandings, and negotiations regarding the same, including that certain Manufacture and Supply Agreement dated September 13, 1993, as thereafter amended, between ICU and BBM and that certain letter agreement, dated December 30, 1997, as thereafter amended, and related term sheet to the extent such agreements related to the sharing of revenue by BBM on sales of SAFELINE PRODUCTS (the "Prior Agreements"). This Agreement may not be changed, modified, amended or supplemented except by a written instrument signed by both parties. Furthermore, it is the intention of the parties that waivers of and amendments to this Agreement shall be effective only if made by non-preprinted, signed amendments or waivers to this Agreement clearly denoted as an amendment or waiver.

     4.2  Assignability.  This Agreement may not be assigned by either party
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without the prior written consent of the other party; provided, however, as long as this Agreement is in effect, either party may assign this Agreement (i) to any entity which acquires substantially all of its assets and business, or (ii) to any of its Affiliates, except that the party making such assignment will not be relieved of its obligations hereunder without the other party's written consent. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

          If during the term of this Agreement, ICU transfers, sells or assigns any of its patents or other proprietary rights relating to split septum technology to a third party, ICU agrees to cause such third party to provide BBM with the same release that ICU has provided BBM pursuant to

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Section 2.2 of this Agreement.  Nothing herein is intended to be or shall be construed to be a license under any of ICU's patents or proprietary rights.

     4.3  Reformation / Severability.  If any provision of this Agreement is
          --------------------------
declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

     4.4  Use of Party's Name.  Except as otherwise provided in this Agreement,
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no right, express or implied, is granted by this Agreement to either party to use in any manner the name of the other or any other trade name or trademark of the other in connection with the performance of this Agreement.

     4.5  Notices.  Any notice or communication required or permitted by this
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Agreement shall be deemed sufficiently given if in writing and, if delivered personally, when it is delivered or, if delivered in another manner, the earlier of when it is actually received by the party to whom it is directed, or when the period set forth below expires (whether or not it is actually received):

         (A) if transmitted by telecopier, telex or facsimile transmission ("fax"), one business day after (a) transmission to the party's telecopier number set forth below, with the party's name and address set forth below clearly shown on the page first transmitted, and (b) receipt by the

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transmitting party of written confirmation of successful transmission, which confirmation may be produced by the transmitting party's equipment;

         (B) if deposited with the US Postal Service, postage prepaid, and addressed to the party to receive it as set forth below, (i) five (5) business days after such deposit as registered or certified mail if addressed to a location in the USA, or (ii) ten (10) days after such deposit as registered or certified airmail if addressed to a location outside of the USA; or

         (C) if accepted by Federal Express or a similar delivery service in general usage for delivery to the address of the party to receive it as set forth below, one (1) business day after the delivery time promised by the delivery service.


                   If to ICU:

                   ICU Medical, Inc.
                   951 Calle Amanecer
                   San Clemente, CA 92673
                   Attention: Chief Financial Officer
                   Telecopier Number : (714) 366-8368

                   With a copy to:
                   Heller Ehrman White & McAuliffe
                   601 South Figueroa Street 40th Floor
                   Los Angeles, CA 90017-5758
                   Attention: Stephen E. Newton, Esq.
                   Telecopier Number: (213) 614-1868

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                   If to BBM:
                   B.BRAUN MEDICAL INC.
                   824 Twelfth Avenue
                   Bethelem , PA 18018-0027
                   Attention: Bob Murphy
                   Telecopier Number: (610) 530-0414

                   With a copy to:
                   B.BRAUN MEDICAL INC.
                   2525 McGaw Avenue
                   Irvine, CA 92623
                   Attention:  Associate General Counsel
                   Telecopier Number: (714) 660-2200

                   A party may change its address or telecopier number or the address or telecopier number to which copies shall be sent by giving notice of the change to each other party. The new address and telecopier number shall become effective for purposes of this Agreement five days after notice of the new address and telecopier number, as the case may be, is given.

     4.6  Rules of Construction.  This Agreement has been negotiated by the
          ---------------------
parties and is to be interpreted according to its fair meaning as if the parties had prepared it together and not strictly for or against any party. Unless expressly indicated otherwise, all references in this Agreement to "parties" refer to parties to this Agreement. Unless expressly indicated otherwise, references in this Agreement to Articles and Sections are to Articles and Sections of this Agreement, and references in this Agreement to Exhibits are to Exhibits attached to this Agreement. References in this Agreement to "provisions" of this Agreement refer to the terms, conditions and promises contained in this Agreement. At each place in this Agreement where the context so requires, the masculine,

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feminine or neuter gender includes the others and the singular or plural number includes the other. "Including" means "including without limitation." "Or" is inclusive and includes "and."

     4.7  Relationships of the Parties.  Both parties are independent
          ----------------------------
contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute ICU and BBM as partners or joint venturers with respect to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement, or undertaking with any third party.

     4.8  Waiver.  No waiver of any term, provision, or condition of this
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Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or shall constitute, a waiver of any other provision hereof, whether or not similar, or a waiver of the provision itself nor shall such waiver constitute a continuing waiver, and no waiver shall be binding unless executed in writing by the party making the waiver.

     4.9  Specific Performance.  If either party should default in any
          --------------------
obligation under this Agreement, the parties each acknowledge that it would be impracticable to measure the resulting damages and it may not be possible to adequately compensate the injured party by monetary damages. Accordingly, without prejudice to the right to seek and recover monetary damages, each non-defaulting party shall be entitled to sue in equity for specific performance of this Agreement or other injunctive relief, and each party hereby waives any defense that a remedy in damages would be adequate.

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     4.10  Applicable Law.  The validity, construction and performance of this
           --------------
Agreement and any dispute arising with respect to the subject matter of this Agreement shall be governed by and construed in accordance with the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

     4.11  Mediation.
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           (A)  Any controversy, claim or dispute between the parties to this
Agreement arising out of, in connection with, or in relation to the interpretation, validity, performance or breach of this Agreement shall, at the request of either party, be submitted to face-to-face, amicable negotiation between the principal executive officers of the parties. If the matter remains unresolved after thirty (30) days, it shall be submitted to non-binding mediation in a manner, time, and place agreed upon by the parties.

           (B) The mediation will be a non-binding effort to resolve disputes between the parties. No party will be bound by the suggestion, recommendation, or award of the mediators. All disputes which are in fact resolved will, if appropriate, be the subject of a separate settlement agreement. After the mediation proceeding, both parties will be free to pursue de novo litigation or other remedies that they would have had absent this mediation provision.

           (C) During this dispute resolution and mediation proceeding, the parties will maintain the status quo that existed before the dispute arose, including the ongoing supply and sale of the SAFELINE PRODUCTS.

     4.12  Captions.  Article and section captions are inserted for convenience
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only and are not to be construed to define, limit or affect the construction or interpretation of this Agreement.

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     4.13  Force Majeure.  A party shall not be liable nor be deemed to have
           -------------
defaulted under or breached this Agreement as a result of nonperformance or delay in performance caused by any event reasonably beyond the control of such party, including, but not limited to, wars, hostilities, revolutions, riots, civil commotion, national emergency, epidemics, fire, flood, earthquake, force of nature, explosion, embargo or any other Act of God.

     4.14  Remedies.  The rights and remedies of a party set forth herein with
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respect to failure of the other to comply with the terms of this Agreement
(including, without limitation, rights upon termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies, and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or in equity.

     4.15  Publicity and Press Releases.  Except to the extent necessary to
           ----------------------------
comply with applicable laws, the parties agree that no news release or other written public announcement relating to this Agreement shall be made, or any information concerning the terms of this Agreement shall be disclosed, without joint approval of both parties.

     4.16  Confidential Information.  Except as otherwise provided in this
           ------------------------
Agreement, during the term of this Agreement and for a period of five (5) years thereafter, each party shall hold in confidence and not use or disclose to any third party any product, technical, manufacturing, process, marketing, financial, business or other information, ideas or know-how ("PROPRIETARY INFORMATION") of or used by the other; provided, however, that PROPRIETARY INFORMATION of a party shall not include:

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           (A)  items which at the time of disclosure are published or otherwise generally available to the public;

           (B) items which, after disclosure by the other party, are published or become generally available to the public through no breach of this Agreement by the other or the other's employees or agents; or

           (C) items which the other can document were (a) in its possession at the time of disclosure and were not acquired directly or indirectly from such party, or (b) independently developed.

           A party may disclose PROPRIETARY INFORMATION of the other:

           (A) in connection with the order of a court of law or with respect to disclosing this Agreement or any matter related thereto as required to by applicable securities or securities exchange laws or rules or regulations thereunder; provided (a) the other party is notified and given the opportunity to discuss the issue prior to disclosure and (b) such party takes all appropriate action to avoid or limit disclosure to the extent consistent with legal obligations; or

           (B) if such PROPRIETARY INFORMATION is also rightfully acquired from a third party who, to the best of such party's knowledge and belief, is entitled to rightfully make such disclosure but only to the extent such party complies with any restrictions imposed by the third party.

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     4.17  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

  4.18  Prevailing Party. In the event of any litigation or arbitration between
        ----------------
the parties arising from this Agreement, the prevailing party shall be entitled to recover, in addition to any other relief granted or awarded, its reasonable attorney's fees, costs and expenses incurred in the preceding.



IN WITNESS WHEREOF, this Agreement has been executed by the parties on this 10th day of June, 1998.
                              ICU MEDICAL, INC.

                              By /s/ Francis J. O'Brien
                                -----------------------
                                 Francis J. O'Brien
                                 Chief Financial Officer

                              B.BRAUN MEDICAL INC.

                              By /s/ Richard B. Trechak
                                -----------------------
                                 Richard B. Trechak
                                 President and CFO

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